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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                              CONSULTING AGREEMENT


         THIS AMENDMENT NO. 1 TO THAT CERTAIN CONSULTING AGREEMENT ("Consulting Agreement") is made and entered into as of August 1, 2000 (the "Effective Date"), by and between Concorde Cruises, Inc., a South Dakota corporation, (the "Company"); Michael A. Hlavsa (the "Consultant") and Concorde Gaming Corporation, a South Dakota corporation (the "Guarantor"). The Company, Consultant and Guarantor are collectively hereinafter referred to as the "Parties" and individually as a "Party".

                                   WITNESSETH:

         WHEREAS, the Company and the Consultant entered into that certain Consulting Agreement as of March 31, 2000; and

         WHEREAS, the Parties agreed to amend, and to the extent non-modified herein restate, the Consulting Agreement based upon the agreement of the Parties of the changes in the consulting relationship as forth below.

         NOW, THEREFORE, in consideration for the mutual obligations contained herein, the Company, Consultant and Guarantor, each intending to be legally bound hereby, mutually covenant and agree as follows:

         1.       RECITALS. The above recitals are true and correct.

         2. RESTATEMENT. The provisions of the Consulting Agreement not amended by this Amendment No. 1 shall continue in full force and effect.

         3.       TERMS OF AMENDMENT.

                  a. Paragraph 1(b) of the Consulting Agreement is deleted in its entirety and replaced with the following:

                           "(b) Term. The term of engagement under this Agreement shall commence on the Effective Date, and shall terminate on May 31, 2001 ("Term"). Notwithstanding any other provision set forth herein, this Agreement shall be non-cancelable."

                  b. Paragraph 2 of the Agreement is amended to delete the last sentence therein.

                  c. Paragraph 3 of the Consulting Agreement shall be amended by deleting the last sentence thereof.

                  d. Paragraph 4 of the Consulting Agreement shall be deleted in its entirety.

                  e. Paragraphs 7(a) and 7(b) shall be deleted in their entirety and be replaced with the following:

                           (1) Monthly Compensation. For the ten (10) month period commencing August 1, 2000 through May 31, 2001, the compensation payable to the Consultant for each calendar month shall be $10,000 per month, payable in advance on the first business day of each month. Further, as of August 1, 2000, the Company shall have paid to the Consultant any compensation due and owing for the months of June and July 2000 under the terms of the Consulting Agreement prior to this Amendment.



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                           (2) Guaranty of Payment. Concorde Gaming Corporation,
                           as Guarantor, shall agreed to guaranty the timely payment by the Company of any all compensation, or expenses, due to Consultant pursuant to the terms of this Agreement."

                  f. Sections 9.1 and 9.2 of the Consulting Agreement shall be deleted in their entirety. It is the understanding of the Parties that by this amendment to the Consulting Agreement, it shall be non-cancelable from the effective date through May 31, 2001.

         4. EXPENSES. The Parties acknowledge that certain expenses were incurred by Consultant prior to March 31, 2000 while Consultant acted as Managing Partner of Bayfront Ventures. These expenses will be reimbursed promptly upon the submittal of appropriate documentation by the Consultant to the Company.

         5. COUNTERPARTS. Signatures on this First Amendment may be communicated by facsimile transmission and shall be binding upon the Parties transmitting the same by facsimile transmission. Counterparts with original signatures shall be provided to the other Party within five (5) days of the applicable facsimile transmission, provided, however, that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this First Amendment. If executed in counterparts, this First Amendment will be as effective as if simultaneously executed.


         [IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 to the Consulting Agreement as of the effective date.

                              THE COMPANY:

                              CONCORDE CRUISES, INC., a South Dakota corporation


                              By: /s/ Jerry L. Baum
                                 --------------------------------------------
                              Name: Jerry L. Baum
                              Title: President



                              CONSULTANT:


                              By: /s/ Michael A. Hlavsa
                                 --------------------------------------------
                                  Michael A. Hlavsa



                              GUARANTOR:

                              CONCORDE GAMING CORPORATION, a South Dakota corporation

                              By: /s/ Jerry L. Baum
                                 --------------------------------------------
                              Name: Jerry L. Baum
                              Title: President